UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2022

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Cypress Environmental Partners, L.P.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-36260 (Commission File Number)	61-1721523 (I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CELP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On May 9, 2022, Cypress Environmental Partners, L.P. (the “Partnership”) issued a press release announcing the next step in its previously announced plan to pursue a court-supervised restructuring. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1 104	Press Release of Cypress Environmental Partners, L.P., dated May 9, 2022 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Cypress Environmental Partners, L.P.

	By:	Cypress Environmental Partners GP, LLC,
its general partner

Dated: May 9, 2022	By:	/s/ Jonathan M. Cinocca
Name: Jonathan M. Cinocca
Title: Corporate Secretary